EXHIBIT 10.75


          AMENDMENT TO PROMISSORY NOTE (the "Amendment"), dated as of December 13, 2002, between PANAMERICAN BEVERAGES, INC., a Panamanian corporation
(the "Borrower") and ING BANK N.V., ACTING THROUGH ITS CURACAO BRANCH (the "Bank").

          The Borrower executed and delivered an Amended and Restated Promissory Note, dated October 15, 2002, in favor of the Bank (the "Promissory Note").
All capitalized terms used but not defined herein shall have the meaning given to such terms in the Promissory Note (as defined below).

          The Borrower and the Bank agree that, effective as of the date hereof upon the execution and delivery of this Amendment by the Borrower and Bank,
Section 7(d)(ii) of the Promissory Note is amended and restated in its entirety as follows:

          (ii) Debt to EBITDA Ratio. Maintain a ratio of Consolidated Debt to Consolidated EBITDA (calculated as of the last day of each fiscal quarter or year hereinafter indicated, as reflected in the quarterly or annual financial statements for such fiscal quarter or year, for the twelve-month period ending on the relevant date of determination) of not more than (i) 2.35 to 1 through the periods ended December 31, 2002 and March 31, 2003 and (ii) 2.25 to 1 thereafter.

          In order to induce the Bank to enter into this Amendment, the Borrower hereby (i) makes the representations and warranties set forth in Section 6 of the Promissory Note as of the date hereof (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (ii) represents and warrants that, (a) as of the date hereof, there exists no Default or Event of Default under the Promissory Note as amended by this Amendment and (b) since December 31, 2001, there has been no Material Adverse Change.

          Except as expressly provided hereby, the Promissory Note, each other Loan Document and all instruments and documents executed and delivered pursuant thereto shall continue in full force and effect in accordance with their respective terms. All references in the Loan Documents to the Promissory Note shall be deemed to refer to the Promissory Note as modified by this Amendment and as hereafter modified by any amendment, modification or supplement thereto. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                      [SIGNATURES ON FOLLOWING PAGES]


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      PANAMERICAN BEVERAGES, INC.,
                                      as Borrower



                                      By:
                                             /s/ Carlos Hernandez-Artizas
                                             ----------------------------------
                                      Name:  Carlos Hernandez-Artizas
                                      Title: VP, General Counsel & Secretary




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                                      ING BANK N.V., ACTING THROUGH ITS
                                      CURACAO BRANCH, as Bank



                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________




                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________